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EXHIBIT 10.17

DATED  15 December 2017

(1)TranSENTERIX, inc.

(2)Great belief international limited

system sale and cooperation agreement

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This Agreement is made on 15 December 2017

BETWEEN:

(1)	TransEnterix, Inc., a company incorporated in Delaware, USA, with SEC File No. 000-19437 whose principal executive office is at 635 Davis Drive, Suite 300, Morrisville NC USA 27560 ("Seller"); and
(2)

Great Belief International Limited, a company incorporated in British Virgin Islands under number 2364376 whose registered office is at P. O. Box 957, Offshore Incorporation Centre, Road Town, Tortola, British Virgin Islands. ("Buyer")

(each of the "Seller" and the "Buyer" being a "Party" and together the "Seller" and the "Buyer" are the "Parties").

BACKGROUND:

(A)	The Seller has developed the System.
(B)	The Seller has agreed to sell and transfer the System to the Buyer subject to the terms and conditions in this Agreement.
(C)

The Buyer has agreed to purchase the System, to purchase shares of common stock in the Seller, to pay royalties to Seller in connection with future sales of the System, and to make the System available for purchase and resale by the Seller in the Non-China Territory, all in accordance with the terms of this Agreement and the relevant Ancillary Agreements;

(D)

Subsequent to purchase of the System by the Buyer, the Buyer will license CSIMC to manufacture the System using the System IPR and to distribute the System in the China Territory and (subject to the Seller's Right of First Offer and Right of First Refusal) elsewhere in the world, all in accordance with the terms of this Agreement, the Exclusive Manufacturing and Distribution Agreement and the Supply Agreement.

IT IS AGREED:

1.	Definitions and interpretation
1.1	In this Agreement, unless the context otherwise requires:

"agreed form"

means a form which has been agreed by the Parties and which has been duly executed or initialled by them or on their behalf for identification purposes with any alterations that may be agreed between the Parties in writing;

"Ancillary Agreements"	means the License Agreement, the Exclusive Manufacturing and Distribution Agreement, the Share Pledge Agreement, the Subscription Agreement, and the Supply Agreement;
"Business Day"

In respect of any action to be taken by the Buyer, means any day on which the companies in PRC are generally open for business in the PRC, including a Saturday or Sunday which the PRC government temporarily declares to be a working day, but excluding a statutory holiday, a Saturday or Sunday other than a Working Rest Day, and a weekday which the  PRC government temporarily declares to be a rest day; in respect of any action to be taken by the Seller, means a day, other than a Saturday, Sunday or public holiday, on which banks are open for non-automated commercial business in the United States and Business Days means more than one of them;

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"China Territory"	means the People’s Republic of China, excluding for purposes of this Agreement Taiwan and the Hong Kong and Macao Special Administrative Regions;
"CFDA"	means the China Food and Drug Administration;
"Closing 1"	means the first completion of the sale and purchase of the System in accordance with clause 4;
"Closing 2"	means the second completion of the sale and purchase of the System in accordance with clause 6;
"Consideration"	means the sum specified in clause 3.1;
" License Agreement"	means the agreement between Buyer and Seller signed the date hereof wherein Buyer licenses Seller to exploit the System IPR;
"CSIMC"

means China National Scientific and Instruments and Materials Company, a company incorporated in the People's Republic of China under number [xxxxxxxxxxxxxxxxx] whose registered office is at Building #1, No.19 Taiyanggong Road, Chaoyang District, Beijing 100028, China

"Encumbrance"

means any mortgage, charge, pledge, lien or other security interest of any kind, and any right of set off, assignment by way of security, trust or other agreement or arrangement whatsoever for the purpose of providing security or having similar effect to the provision of security and Encumbrances means more than one of them;

" Exclusive Manufacturing and Distribution Agreement"

means an agreement to be entered into by Buyer and CSIMC, under which Buyer shall grant to CSIMC the exclusive right to manufacture the System, and to distribute the System in the China Territory and (subject to the Seller's Right of First Offer and Right of First Refusal) elsewhere in the world, in exchange for royalty payments, in the agreed form;

"Intellectual Property Rights"

means copyright, rights in inventions, patents, know-how, trade secrets, trademarks and trade names, service marks, design rights, rights in get-up, database rights and rights in data, semiconductor chip topography rights, rights in software, the right to sue for passing off, utility models, and all similar rights (including the surgibot.com domain name) and, in each case:

(a)whether registered or not;

(b)including any applications to protect or register such rights;

(c)including all renewals and extensions of such rights or applications;

(d)whether vested, contingent or future; and

(e)wherever existing;

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"Net Sales Price"

means the [xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
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(a)    [xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx]; or

(b)     [xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx],

[xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx];

"Nominated Account"	means the Seller's account as set forth in Schedule 3 to this Agreement;
"Non-China Territory"	means the rest of the world outside of the China Territory;
"Quarterly Periods"	means the periods of three months commencing on 1 January, 1 April, 1 July and 1 October respectively;
"Right of First Offer"	means Seller's right, on its own initiative, to elect to distribute the System in a country or area within the Non-China Territory, as set forth in Cl. 2.1 and Cl. 2.2 of the Supply Agreement;
"Right of First Refusal"

means Seller's right to elect to distribute the System in a new country or area in the Non-China Territory, following CSIMC's proposal to sell into that location, as set forth in Cl. 2.1 and Cl. 2.4 of the Supply Agreement;

"Royalty Period"

means a period of five calendar years beginning at the earlier of: (a) 1 January immediately following the date of the final CFDA decision on medical device registration for the System for marketing in China (whether that decision is positive or negative), or; (b) 1 January immediately following the fifth anniversary of Closing 2, if by then there has been no final CFDA decision on registration of the System.

"Share Pledge Agreement"

means the agreement between Buyer and Seller, under which Buyer pledges to Seller 100% of the Seller shares that Buyer will purchase under the Subscription Agreement, in order to secure the performance of Buyer's obligations hereunder;

"Subscription Agreement"

means an agreement (including lock up and other customary ancillary agreements) under which Buyer shall purchase newly issued common stock in the Seller for a purchase price of US$3,000,000, at a value per share equal to the greater of (1) $1.01 / share, or (2) 110% of the closing price of the Buyer's stock on the signing date of this Agreement, in the agreed form;

"Supply Agreement"	means the System Sale and Distribution Agreement between Seller and CSIMC, signed on the same date as this Agreement for purchase by Seller of Systems;
"System"

means the SurgiBot® System, which includes the capital system (SurgiBot arm and base), instruments and accessories, and vision system, including all Assets; an illustrative view of the system is provided in Schedule 3.

"System Assets"	means the System Information, the System IPR, the System Tooling and Equipment, the System Stock, and the System Software and System Asset means one of them;

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"System Capital Goods"	means the System Stock and the System Tooling and Equipment, including those listed in Schedule 1, Part 4;
"System Information"

means all drawings, specifications, procedures, manuals, and other information, know-how and techniques in any form which wholly or partially relate to all or any part of the System design, manufacture, installation, operation, calibration and testing, marketing, or maintenance;

"System IPR"

means the Intellectual Property Rights in connection with the System, owned by the Seller or by the Seller’s wholly owned subsidiary TransEnterix Surgical Inc., and with respect to patents means in particular the patents indicated in Schedule 1, Part 1, as well as any divisionals, continuations, etc. of those patents;

"System Software"	means all computer software incorporated into the finished System, as further described in Schedule 1Part 2 (not including any third party development tools, such as Microsoft Development Tools);
"System Stock"	means stores, raw materials and components purchased for incorporation into the System, spare parts, and work-in-progress, together with finished products of the System or parts thereof;
"System Tooling and Equipment"	means all equipment, machinery, special tooling, moulds, jigs, fittings, and other assets owned by the Seller and used exclusively in the manufacture of the System at the Transfer Date;
"US Market"	means United States of America and its territories and possessions.
"Warranties"	means the representations and warranties set out in 0 and Warranty means one of them.
1.2	Unless the context otherwise requires:
1.2.1	each gender includes the other genders;
1.2.2	the singular includes the plural and vice versa;
1.2.3	references to clauses, Schedules or Appendices are to clauses, Schedules and Appendices (if any) of this Agreement;
1.2.4	references to this Agreement include its Schedule and Appendices (if any);
1.2.5	references to persons include individuals, unincorporated bodies, government entities, companies and corporations;
1.2.6	the words 'including' or 'includes' mean including or includes without limitation;
1.2.7	clause headings do not affect their interpretation; and
1.2.8	references to legislation include any modification or re-enactment thereof before the date of this Agreement.
2.	Sale and purchase of the System and the system Assets
2.1	Subject to the terms and conditions of this Agreement the Seller will sell, free from all Encumbrances, and the Buyer will buy, the System and System Assets.

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2.2	In addition:
2.2.1	Buyer will pay Seller a royalty according to Article 7.5 of this Agreement.
2.2.2	Subject to the terms and conditions of the Subscription Agreement, Buyer shall purchase common stock of the Seller.
2.2.3

Subject to the terms of the Supply Agreement, Seller may purchase the System from Buyer after the date of this Agreement, and Seller will have the Right of First Offer and Right of First Refusal to distribute the System in the Non-China Territory.

2.2.4	Subject to the terms of the Share Pledge Agreement, Buyer will pledge the Seller shares owned by Buyer to secure the performance of the Buyer's obligations hereunder.
2.2.5

Buyer will enter into the Exclusive Manufacturing and Distribution Agreement to allow CSIMC to exploit the System IPR to produce and market the System worldwide, subject to Seller's Right of First Offer and Right of First Refusal to market the System in the Non-China Territory.

2.2.6	Subject to the terms of the License Agreement, Buyer will grant Seller a license in relation to the System IPR.
3.	Consideration
3.1	The consideration for the transfer by Seller to Buyer of the System and the System Assets shall be US$12,000,000.
3.2	Further to that certain Deposit Agreement entered into between the Parties on 1 December 2017, Buyer paid US$500,000 to Seller as a Deposit on 5 December 2017.
3.3	The remainder of the consideration shall be paid as follows:
3.3.1	.US$7,000,000 at Closing 1;
3.3.2	US$4,500,000 at Closing 2.
3.4	The Buyer shall pay the consideration under the Subscription Agreement in the amount of US$3,000,000 at the time of Closing 2.
3.5

All sums payable under this Agreement are exclusive of VAT (or similar tax) and shall be paid free and clear of all deductions and withholdings whatsoever, unless the deduction or withholding is required by law. If any deduction or withholding is required by law the Buyer shall pay to the Seller such sum as will, after the deduction or withholding has been made, leave the Seller with the same amount as it would have been entitled to receive in the absence of any such requirement to make a deduction or withholding. For the avoidance of doubt, Seller shall be solely responsible for, and Buyer's obligation in the previous sentence shall not apply to, any fees charged by Seller's own bank, and any taxes, levies or assessments required by the government in the Seller's location.

4.	Closing 1
4.1	Closing 1 shall take place on the date of signature of this Agreement by both Parties.
4.2	At Closing 1, the matters set out in clauses 4.2.1 and 4.2.2 shall be transacted.
4.2.1	The Seller shall deliver, procure the delivery of, make available or procure the availability to the Buyer of:
(a)	this Agreement duly executed by the Seller;

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(b)	the Subscription Agreement duly executed by the Seller;
(c)	the Supply Agreement duly executed by Seller;
(d)

a certified copy of the resolutions of the Seller's board of directors approving the transaction and authorising the execution and delivery of this Agreement, and other documents required to be signed by the Seller in accordance with this Agreement.

(e)

a certified copy of the resolutions of the board of directors of TransEnterix Surgical Inc., approving sale and transfer of the System IPRs under its name and authorising the execution and delivery of any and all assignments or other documents for completion of such transfer of System IPR to Buyer at Closing 2.

4.2.2	The Buyer will:
(a)	deliver, procure the delivery of, make available or procure the availability to the Seller of:
(i)	this Agreement duly executed by the Buyer;
(ii)	the Subscription Agreement duly executed by the Buyer;
(iii)	the Supply Agreement duly executed by CSIMC;
(iv)	the Exclusive Manufacturing and Distribution Agreement duly executed by Buyer and CSIMC;
(b)

provide Seller with certified true copies of irrevocable and binding written instructions to all relevant third parties for the payment, no later than 22 December 2017, of the sum of US$7,000,000 to the Seller by way of electronic transfer of funds into the Nominated Account, receipt of which sum in such account by such date shall constitute a good discharge to the Buyer in respect of its obligation under clause 3.3.1 (following Closing 1, the Buyer will also provide Seller with copies of confirmations of all bank transfers conducted in order to affect payment in accordance with this sub-clause (b));

(c)

deliver or procure the delivery to the Seller of a certified copy of the board resolutions of the Buyer authorising the execution and delivery of this Agreement and the other documents required to be signed by the Buyer and CSIMC in accordance with this Agreement.

4.3

If either Party fails or is unable to perform any obligation required to be performed by it under clause 4.2 at Closing 1, the other Party shall not be obliged to complete its obligations under clause 4.2, the sale and purchase of the System, or any other terms of this Agreement, and may unilaterally terminate this Agreement.

4.4

If this Agreement terminates pursuant to clause 4.3, each Party’s further rights and obligations cease immediately on termination, save that clauses 1 (Definitions and interpretation), 10.6 (Entire agreement), 10.10 (Costs), 11 (Notices), 12 (Confidential information) and 13 (Governing law and jurisdiction) shall remain in full force and effect and termination shall not affect any Party’s accrued rights and obligations at the date of termination.

5.	Delivery of system capital goods
5.1

The Seller shall, within ten (10) days after Closing 1, deliver the System Capital Goods to an affiliate of the Buyer registered in Hong Kong for import to Hong Kong. The System Capital Goods will be delivered on an Ex Works (Incoterms 2010) basis to Buyer's affiliate's designated carrier at Seller's chosen premises in the United States. Buyer (by itself, or by its affiliate) will be responsible, on a timely basis, for taking delivery of the System Capital Goods, and for arranging and paying all costs in relation to shipping, insurance, export and import clearance, and customs duties.

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5.2

The Buyer or its affiliate shall maintain shipping insurance on the System Capital Goods through  arrival at the facility of its affiliate in Hong Kong, in a minimum amount of US$6,000,000, and the Seller shall be named as the beneficiary on the policy of insurance.  Buyer shall provide proof of such insurance prior to taking delivery of the System Capital Goods in accordance with clause 5.1.

5.3

Risk of loss in the System Capital Goods will pass upon delivery to Buyer's affiliate's designated carrier at Seller's premises, and title will pass on the Seller's receipt of full payment as provided for in clause 6.2.2.

5.4

The failure of Buyer (or its affiliate) to take delivery of the System Capital Goods within forty-five (45) days after Buyer makes the goods available in accordance with clause 5.1, shall constitute a material breach of this Agreement.

5.5

Buyer shall keep Seller informed of progress in the transportation of the System Capital Goods, and shall promptly inform Buyer when the System Capital Goods land in Hong Kong, and subsequently when they clear Hong Kong and Chinese customs.

5.6

In any case that the Seller fails to deliver the System Capital Goods to Buyer’s affiliate’s in accordance with clause 5.1, the Seller shall refund US$7,500,000 to Buyer without any deductions or withholdings whatsoever, after which the Agreement and its Ancillary Agreements shall automatically terminate.

6.	CLOSING 2
6.1	Closing 2 shall take place within thirty (30) Business Days after the full shipment of System Capital Goods has landed in Hong Kong.
6.2	At Closing 2, the matters set out in clauses 6.2.1 through 6.2.4 shall be transacted.
6.2.1	The Seller shall procure the delivery of, make available or procure the availability to the Buyer of:
(a)	possession of digital copies of current versions of all of the following:
(i)	the System Information;
(ii)	the System Software (source code and compiled versions).
6.2.2

The Buyer will pay the sum of US$4,500,000 to the Seller by way of electronic transfer of funds for the same day value into the Nominated Account, receipt of which sum in such account shall constitute a good discharge to the Buyer in respect of its obligation under clause 3.3.2;

6.2.3	The Parties shall do all acts and things reasonably necessary to complete the closing under the Subscription Agreement, including issuance of stock and payment therefor.
6.2.4	The Seller and Buyer shall execute and enter into:
(a)	the License Agreement;
(b)	in respect of the System IPR, a duly executed assignment in the agreed form (and Seller shall procure that TransEnterix Surgical Inc. also executes the same);
(c)	the Lock-up Agreement in the form appended to the executed Subscription Agreement (signed by Buyer only);
(d)	the Share Pledge Agreement.

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6.3

If either Party fails or is unable to perform any of its obligation required to be performed by it under clause 6.2 at Closing 2, the other Party shall not be obliged to complete its obligations under clause 6.2, the sale and purchase of the System, or any other terms of this Agreement, and may unilaterally terminate this Agreement, in which case:

6.3.1	All of the executed Ancillary Agreements (and not some, only) will automatically terminate;
6.3.2

If termination of this Agreement is caused by the Buyer’s failure to perform any of its obligation required to be performed by it under clause 6.2 at Closing 2, Buyer shall promptly return or procure the return of all of the System Capital Goods to Seller's designated premises in the United States, at Buyer's own risk and expense; and

6.3.3

If termination of this Agreement is caused by the Seller’s failure to perform any of its obligation required to be performed by it under clause 6.2 at Closing 2, Buyer shall promptly return or procure the return of all of the System Capital Goods to Seller's designated premises in the United States, at Seller's own risk and expense; and

6.3.4

Upon return of the System Capital Goods in accordance with clause 6.3.2 or 6.3.3, Seller shall return all funds received by it from Buyer under clause 4.2.2(b), 6.2.2 and 6.2.3 prior to that date; provided, however, that if the failure of Closing 2 is a result of Buyer's failure to perform any of its other obligations hereunder, the Seller will be entitled (without limitation to its rights to claim any damages or other compensation to which it may be entitled) to retain [xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx], and to complete that transaction in accordance with its terms; and if the failure of Closing 2 is a result of Seller's failure to perform any of its other obligations hereunder, the Buyer will be entitled to claim damages and compensation including but not limited to its expenses for shipping the System Capital Goods from the US to Hong Kong.

6.4

If this Agreement terminates pursuant to clause 6.3, each Party’s further rights and obligations cease immediately on termination, save that clauses 1 (Definitions and interpretation), 6.3 (consequences of termination), 10.6 (Entire agreement), 10.10 (Costs), 11 (Notices), 12 (Confidential information) and 13 (Governing law and jurisdiction) shall remain in full force and effect, and termination shall not affect any Party’s accrued rights and obligations at the date of termination.

7.	ACTIONS AFTER CLOSING 2

After the conclusion of Closing 2, the Parties will have the following rights and obligations.

7.1	Transfers of registered System IPR

Seller shall cooperate with Buyer to do or procure to be done all acts and things reasonably required to record the transfer of the registered System IPR (being all patents, trademarks, registered copyright, and domain name assets within the System IPR) to the Buyer through official filings with the relevant registration authorities. Seller will provide proof of completion of these filings within 10 Business Days after Closing 2.

7.2	Restrictions on re-transfer by Buyer and CSIMC
7.2.1	From the signing date of this Agreement until the expiry of the Royalty Period:
(a)

without Seller's written consent in advance, Buyer may not transfer its ownership of the System IPR, nor license, lend or otherwise transfer any aspect of the System or the System IPR, in whole or part, to any party other than CSIMC.

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(b)

without Seller's written consent in advance, Buyer shall not permit any direct or indirect assignment, sub-licensing, lending or other transfer by CSIMC of CSIMC's rights, in whole or in part, in the System or System IPR.

(c)	Buyer shall ensure that CSIMC does not directly or indirectly distribute the System anywhere in the Non-China Territory in violation of Seller's Right of First Refusal or Right of First Offer.
7.2.2

Buyer shall ensure that Seller enjoys exclusive distribution rights and the right to file for 510(k) clearance or PMA approval for the System in the U.S. Market, and neither Buyer nor CSIMC has the right to provide any distribution rights to any third party, or to file such 510(k) clearance or PMA approval. This clause remains in effect after the end of the Royalty Period unless the Parties otherwise agree to different terms.

7.2.3

Notwithstanding Seller's Right of First Offer and Right of First Refusal and the provisions of clause 7.2.2, with prior written notice, CSIMC may elect to use one or more other distributors in lieu of or in addition to Distributor for sales in the U.S. Market.  For all sales in the U.S. Market by any distributor other than the Distributor, the royalty rate in clause 7.5.1 shall be [xxx].

7.2.4

Notwithstanding the provisions of clauses 7.2.1(a) and 7.2.1(b), if (a) at any time within the first five (5) calendar years after Closing 2 the CFDA finally rejects CSIMC's application for registration of the System or (b) by the end of such period, the CFDA has not taken final action on CSIMC’s application for registration of the System, , then in either case, provided that CSIMC has formally filed for registration of the System with the CFDA and used its reasonable best efforts to pursue Medical Regulatory Approval in China,Buyer shall be entitled to elect to either:

(a)	select a single competent and qualified company to replace and substitute for CSIMC in the Exclusive Manufacturing and Distribution Agreement and the Supply Agreement; or
(b)	sell the System and System Assets (in whole but not in part) to a single third party.
7.2.5	If Buyer chooses to license another manufacturer in accordance with clause 7.2.4(a) then:
(a)	at Buyer's election, either:
(i)

Buyer shall ensure that throughout the Royalty Period the Seller shall continue to enjoy the Right of First Offer and Right of First Refusal to sell the System in the Non-China Territory, and the royalty provisions specified in clause 7.5 shall remain unchanged; or

(ii)	Seller shall no longer enjoy the Right of First Offer or Right of First Refusal to sell the System in the Non-China Territory, but the royalty rate in clause 7.5.1 shall be [xxx].
(b)	in the case of a Buyer election under either sub-clause (a)(i) or (a)(ii) above:
(i)

Buyer shall ensure that CSIMC and the new manufacturer enter into a written novation agreement with Seller for the new manufacturer to substitute for and assume all of CSIMC's rights and obligations under the Supply Agreement as if the new manufacturer were an original party to that Agreement, subject to any amendments required in accordance with sub-clause (a)(ii);

(ii)	there shall be no disruption in the payment of minimum royalty payments because of any such transfer and substitution;

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(iii)	Seller's rights under the Licensing Agreement shall continue in effect;
(iv)	Buyer shall continue to maintain the security in accordance with clause 7.8; and
(v)	the provisions of clause 7.2.2 continue to apply
7.2.6	if Buyer chooses to sell the System and System Assets in accordance with 7.2.4(b), then:
(a)

as a condition of and at completion of Buyer's sale of the System, Buyer shall pay to Seller the amount of US$14,000,000, equal to 100% of the aggregate total minimum royalty payments under clause 7.5.7;

(b)

Buyer shall procure that, as a condition of and at completion of Buyer's sale of the System, the purchaser of the System and System Asset ("Potential System Purchaser") shall pay to Seller a royalty premium in the amount of [xxxxxxxxxxx];

(c)

as a condition of the sale of the System and System Assets, the Buyer shall procure that the Potential System Purchaser confirms in a legally binding writing to Seller it's agreement to be bound by the requirements of sub-clause (b), and enters into a binding written guarantee, in favour of the Seller, of Buyer's performance under the above sub-clause (a), in a form acceptable to Seller;

(d)

upon satisfaction of the requirements of sub-clauses (a) and (b) above, this Agreement and all Ancillary Agreements to which Seller is a party shall terminate, and Seller shall have no Right of First Refusal or Right of First Offer, nor any right to receive royalties;

(e)	if the Potential System Purchaser fails to pay the amount of [xxxxxxxxxx] in accordance with sub-clause (b) above, the Buyer shall be jointly and severally liable to pay such sum to the Seller.
7.2.7

Subject to clauses 7.2.3 through 7.2.6, Buyer shall use its reasonable best efforts to maintain the Exclusive Manufacturing and Distribution Agreement in effect, and to ensure that CSIMC performs its obligations under the Supply Agreement, prior to and for the duration of the Royalty Period.

7.2.8

The Exclusive Manufacturing and Distribution Agreement shall provide that, in any Buyer transfer under clause 7.2.6, CSIMC shall not retain any rights to the System or System Assets, including, without limitation, any System IPR.

7.2.9

Buyer shall keep Seller fully informed of any developments related to a planned re-licensing or sale under clause 7.2.5 or 7.2.6, including the identity of any proposed transferee or licensee, and proposed terms of transfer, time schedules, etc. Buyer shall ensure that any proposed transferee has sufficient financial, technical and other resources required to satisfy the terms of this Agreement and, if relevant, the Supply Agreement and the Exclusive Manufacturing and Distribution Agreement.

7.3	Non-competition
7.3.1

Prior to and for the duration of the Royalty Period, Seller shall not compete with Buyer, CSIMC, or their permitted assignees to manufacture and sell any [xxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxx] other than the System anywhere in the world. For the avoidance of doubt, Seller can purchase the System from the Buyer or CSIMC and distribute in markets other than the China Territory, all in accordance this Agreement and the Ancillary Agreements.  For purposes of this clause 7.3, [xxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx

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xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx].
7.3.2

In case the arbitrators finally determine that there has been a violation of clause 7.3.1 by the Seller, Seller agrees that, after the date of the final award, Buyer will have the right to retain payment of royalty in the amount of damages as determined by the arbitrators (but only in such amount). For the avoidance of doubt, such retention of payment shall not constitute Buyer’s breach to clause 7.5 whatsoever, and clause 7.5.5 shall not be applied to the royalty withheld in accordance with this clause 7.3.2.

7.4	Knowledge transfer and support
7.4.1

Seller shall provide all necessary resources and support  to ensure a full and complete transfer of the information, knowledge, know-how and patents in relation to the System, and will use its commercially reasonable efforts to make Buyer / CSIMC personnel working with the System understand the technology and methods embodied in the System and necessary for its manufacture and servicing.

7.4.2

At no cost to Buyer and CSIMC, Seller shall provide up to sixty (60) man days of support in the first six months after Closing 2, and up to ten (10) man days per month for the next 12 months thereafter. For the avoidance of any doubt, when support is demanded by the Buyer or CSIMC, Seller shall provide personnel that are qualified to support, and for each day, the support shall last no less than 8 hours unless otherwise waived by the Buyer. Support shall be provided on a timely basis when requested by the Buyer or CSIMC either at CSIMC's facility in China, at Seller's facility in the US, or remotely, as agreed by CSIMC and the Seller on an on-going basis. Seller and CSIMC will each be responsible for its own costs of travel etc. in respect of such support services. If additional support beyond that provided for above is required by CSIMC in any period, Buyer or CSIMC may purchase such additional support services from Supplier at Supplier's then current standard rates for technical services, and subject to reimbursement of Seller's reasonable costs for travel, etc.

7.5	Royalty payments
7.5.1

Throughout the Royalty Period, the Buyer shall pay to the Seller a royalty of [xxx] (or [xxx], if an election is made under clause 7.2.3 or 7.2.5(a)(ii)) of the Net Sales Price of each System or component thereof that is directly or indirectly:

(a)	sold by CSIMC, its distributors, agents or affiliates (other than sales to Seller under the Supply Agreement);
(b)	leased, lent, or sold on a lease purchase basis by CSIMC, its distributors, agents or affiliates;
(c)	supplied by CSIMC, its distributors, agents or affiliates to any person otherwise than in accordance with clause 7.5.1(a) or clause 7.5.1(b)

provided always that in respect of any System or System component manufactured, used or supplied, only a single royalty shall be payable, and the royalty accrues on the date when the System or component is used or supplied, the date it is supplied being the earliest of when it is invoiced, paid for, installed or delivered to the customer. For the avoidance of doubt, the royalty years shall be full calendar years, and no royalty shall be payable after December 31st of the fifth year of the Royalty Period.

7.5.2	If CSIMC begins sale or transfer of the System in any market other than China prior to commencement of the Royalty Period, then:
(a)	Buyer shall be obligated to pay royalties to TRXC on such sales or transfers in accordance with the provisions of this clause 7.5;

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(b)

TRXC will provide Buyer with a credit against minimum royalties due under clause 7.5.7 in the amount of the royalties received by TRXC under clause 7.5.2(a), whether prior to or during the Royalty Period;

(c)

Buyer's obligation to pay royalties for sales or transfers in such other market shall terminate on the earlier of (i) the end of the Royalty Period, or (b) the fifth anniversary of the first sale or transfer in such other market;

(d)	All other provisions of this Agreement, including without limitation this clause 7.5, shall apply to such sales or transfers.
7.5.3	Royalties shall be paid in US Dollars to the Nominated Account.
7.5.4	Royalties payable under this Agreement shall be paid within sixty (60) days after the end of each successive Quarterly Period.
7.5.5

In the event of any delay in paying any sum due under this Agreement by the due date, the Buyer shall pay to the Seller interest on the overdue amount at the rate of [xxxxxx xxxxxxx]. Such interest shall accrue on a daily basis from the due date until actual payment of the overdue amount, whether before or after judgment. The Buyer shall pay the interest together with the overdue amount.

7.5.6

At the same time as payment of royalties falls due, the Buyer shall submit or cause to be submitted to the Seller a statement in writing recording the calculation of such royalties payable, and in particular:

(a)	the Quarterly Period for which the royalties were calculated;
(b)	the number of Systems supplied or used during the Quarterly Period by CSIMC, its distributors and affiliates;
(c)	the number of Systems manufactured during the Quarterly Period but not yet supplied;
(d)	the Net Sales Price of each System supplied during the Quarterly Period;
(e)	the amount of royalties due and payable;
(f)	the amount of any withholding or other income taxes deductible or due to be deducted from the amount of royalties due and payable; and
(g)	any other particulars the Seller may reasonably require.
7.5.7	During the Royalty Period, Buyer shall pay minimum royalties in accordance with the following schedule:

PERIOD AFTER CFDA REGISTRATION DECISION	MINIMUM ROYALTY
YEAR 1	[xxxxxxxxxxxx]
YEAR 2	[xxxxxxxxxxxx]
YEAR 3	[xxxxxxxxxxxx]
YEAR 4	[xxxxxxxxxxxx]
YEAR 5	[xxxxxxxxxxxx]

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If in any year the royalties actually received by Seller are less than these amounts, then Buyer shall pay the difference to Seller within sixty (60) days after the end of the relevant royalty year. If in any year the royalties actually received by Seller in accordance with clause 7.5.1 are more than these amounts, then Buyer shall only pay the royalties mentioned in clause 7.5.1, but not the minimum royalties herein.

7.5.8	For the avoidance of doubt, the minimum royalty amounts in clause 7.5.7 shall be payable by Buyer regardless of whether or not CSIMC receives CFDA approval to market the System.
7.5.9

The Buyer and CSIMC, its distributors and affiliates shall keep proper records and books of account showing the description and price of Systems supplied or put into use. Such records and books shall be kept separate from any records and books not relating solely to the System, and Seller (or its authorised representative) shall have the right on thirty (30) days advance notice to inspect and audit the same, and entitled to take copies of or extracts from the same. If such inspection or audit should reveal a discrepancy in the royalties paid from those payable under this Agreement, the Buyer shall immediately make up the shortfall and reimburse the Seller in respect of any professional charges incurred for such audit or inspection. Such right of inspection of the Seller shall remain in effect for a period of one year after the end of the royalty period indicated in clause 7.5.1.

7.5.10

Within sixty (60) days of the end of each calendar year the Buyer shall submit to the Seller a written statement certified by CSIMC's auditors of the aggregate Net Sales Price of Systems supplied or put into use by CSIMC in that year and the amount due to be paid for that year under this clause 7.5. In the event that such statement shows that the amount paid by the Buyer is less than the amount due, the Buyer shall pay to the Seller, within seven (7) days of the submission of the statement, an amount equivalent to the difference between the amount paid and the amount due.

7.5.11	The provisions of this clause 7.5 shall remain in effect notwithstanding termination or expiry of this Agreement or the Supply Agreement until the settlement of all subsisting claims of the Seller.
7.5.12

Where the Buyer or CSIMC has appointed any sales agent or distributor or the like, the Buyer shall include, in its royalty payments, payments in respect of all activities set out in clause 7.5.1 which are carried out by or on behalf of the agent or distributor, and shall include records of such activities in the statements it submits pursuant to clause 7.5.6 and clause 7.5.10. For the avoidance of any doubt, under above circumstances only a single royalty shall be payable for each System. Sales made by Buyer/CSIMC to an agent or distributor or the like are not the basis of a royalty payment, which royalty is to be calculated based on the sale price to the end user customer.

7.5.13

In the event that CSIMC transfers its rights under the Exclusive Manufacturing and Distribution Agreement to a third party, or if the Buyer transfers the System or System IPR to a party other than CSIMC, the royalty payment obligation under this clause 7.5 shall apply, mutatis mutandis, to sales or other transfers of the System by such third party.

7.6	Marketing and training materials

CSIMC shall create promotional, training, service and other literature for the System, and shall at its own risk and expense market, promote, sell and service the System.

7.7	Compliance with laws
7.7.1	The Buyer or CSIMC shall be solely responsible for obtaining any regulatory approvals required to market and use the System in the China Territory.

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7.7.2

In case of markets in the Non-China Territory where the Seller chooses to distribute the System using its Right of First Offer or Right of First Refusal, responsibilities of obtaining regulatory approvals required to market and use the System in such jurisdictions shall be subject to distribution agreement between CSIMC and the Seller, except as set forth in clause 7.2.2.

7.7.3

In case of markets in the Non-China Territory where the Seller chooses not to distribute the System using its Right of First Offer or Right of First Refusal, responsibilities of obtaining regulatory approvals required to market and use the System in such jurisdictions shall be subject to distribution agreement between CSIMC and its appointed distributor(s), subject to clause 7.2.2.

7.7.4

Both Parties agree to comply with, and Buyer shall ensure that CSIMC complies with, all applicable laws and regulations with respect to this Agreement, and in relation to the manufacturing, sale and marketing of the System. Without limitation, CSIMC marketing materials shall comply with all relevant PRC laws and regulations, and shall not make claims contradicting or exceeding the specifications of the System or any part thereof.

7.8	Continuing security

Buyer shall provide security for its obligations to Seller in an amount not less than [xxxxxxxxxx] from the period beginning with Closing 2 and continuing until the end of the Royalty Period.  This security shall first be satisfied through the pledge of the shares of Seller’s capital stock (the “Shares”) under the Share Pledge Agreement.  After the end of the initial two-year term of the Share Pledge Agreement, Buyer may extend the security through a pledge of the Shares by sending written notice at least thirty (30) Business Days in advance of the expiration of the Share Pledge Agreement to extend the pledge and the term of the Share Pledge Agreement for one additional year.  Buyer shall be entitled to extend the security through the pledge of the Shares each year during the Royalty Period under this clause 7.8; provided, however, that if Buyer desires to release the Shares from the pledge, it will substitute a letter of credit for the pledged shares, with such letter of credit having a term equal to the remaining Royalty Period.

8.	Warranties
8.1	The Seller represents, warrants and undertakes to the Buyer that at Closing 1 and Closing 2 the Warranties set out in 0, Part A, are true, accurate and not misleading.
8.2	The Buyer represents, warrants and undertakes to the Seller that at Closing 1 and Closing 2 the Warranties set out in 0, Part B, are true, accurate and not misleading.
8.3

For the purpose of this clause 8 the term fairly and reasonably disclosed means disclosed in such manner and in such detail as to enable a reasonable person to make an informed and accurate assessment of the matter concerned.

8.4

Each Party acknowledges that the other has entered into this Agreement on the basis of such Warranties.  For the avoidance of doubt, claims in relation to breach of the representations and warranties when made by the Parties may be brought for 24 months after the commencement of sales of the System by CSIMC.

8.5	Each of the Warranties is a separate warranty and will not be limited or restricted by reference to the terms of any other Warranty or any other term of this Agreement.
8.6

The System is sold "as is". The Seller makes no warranties or representations other than those in Schedule 2, and excludes to the full extent permitted by law any other warranties whatsoever, including without limitation any warranties as to the suitability of the System for any particular purpose, as to its merchantability or marketability, or as to Buyer's ability to obtain any regulatory approvals in relation to the System.

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9.	liabilities and indemnity
9.1	Definitions

In this clause:

"Losses"

means all damages, liabilities, demands, costs, expenses, claims, actions and proceedings (including all consequential, direct, indirect, special or incidental loss or punitive damages or loss, legal and other professional fees, cost and expenses, fines, penalties, interest and loss of profit or any other form of economic loss (including loss of reputation))

"Minimum Liability"	means [xxxxxxxx];
"Claim Period"	means the period following Closing 2 and continuing until 24 months after the commencement of sales of the System by CSIMC.

and a reference to a claim is a reference to a claim by a Party on the grounds indicated in clause 9.2.

9.2	Indemnity

Each Party will, to the extent that a claim does not arise from the negligence or wilful default of the other Party, on demand indemnify and keep indemnified the other Party from and against all Losses suffered or incurred by the other Party arising out of or in connection with:

9.2.1	any act or omission by the first Party that is in breach of this Agreement;
9.2.2	any breach of the Warranties by the first Party, provided that the claim is issued and served on the other Party during the Claim Period;
9.2.3

any third party claim relating to the provision, supply or use of the System, provided that in the case of a third party claim brought against Buyer, the third party claim is served on the Buyer during the Claim Period.

9.3	De minimis claims

Neither Party shall be liable for a claim if the liability of the other Party for that claim when added to the total liability of the other Party under all previous claims does not exceed in aggregate the Minimum Liability.

9.3.1

Once the total of the claims exceeds in aggregate the Minimum Liability, the breaching Party shall be liable for the whole amount of such claim and not just for the amount exceeding the Minimum Liability.

9.3.2	No single claim may be made against a Party under the Warranties if the amount to be claimed does not exceed [xxxxxxxxx].
9.4	Maximum liability

The aggregate liability of the Seller or Buyer (as the case may be) in respect of all claims for breach of the Warranties shall not exceed [xxxxxxxxxxxxx].

9.5	Pre-Notice of a claim

The claiming Party shall not bring a claim against the other Party unless written notice has been given to the other Party within sixty (60) days after the claiming Party becomes aware of the grounds for a claim, providing details of the nature of the claim in reasonably sufficient detail and, so far as practicable, the amount claimed.

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9.6	Specific Limitations
9.6.1	Neither Party shall be able to bring a claim against the other if and to the extent that:
(a)

the breach on which the claim is based occurs as a result of any legislation not in force at the date of this Agreement taking effect retrospectively, any increase in the rates of taxation in force at that date or as a consequence of a change in the interpretation of the law in any jurisdiction after the date of this Agreement,

(b)	the claim relates to any loss for which the Party is indemnified by insurance.
9.6.2

If a Party is prevented by clause 9.6.1 from bringing any claim in whole or in part, the losses, costs or damages the Party would have sought to recover in such claim shall not be taken into account when calculating the Minimum Liability.

9.6.3

No claim shall be made by a Party in relation to a fact, omission, if the Party has actual, constructive or imputed knowledge of the fact, omission, circumstance or occurrence at the time of execution of this Agreement.

9.7	Conduct of claims

When a Party becomes aware of any third party claim that might give rise to a claim against the other Party out of or in relation to the System or System Assets, having given notice to the other Party in accordance with clause 9.5, the first Party shall:

9.7.1	not make any admission of liability or agreement or compromise with any party without prior consultation with and the agreement of the other Party;
9.7.2	take such action to avoid, dispute, resist, appeal, compromise or contest the dispute as the other Party may request, at the other Party's expense; and
9.7.3

make available to the other Party all information required and available to enable the other Party to avoid, dispute, resist, appeal, compromise or contest the claim and any liability connected with the claim, provided that the first Party shall not be obliged to take any action which is likely to materially prejudice the System or the first Party.

9.8	Recovery from third parties

If a Party receives any payment or benefit from any policy of insurance or any third party other than the other Party as a result of the circumstances giving rise to a claim, and the other Party has made payment to the first Party in respect of that claim, the first Party shall as soon as practicable after receipt, pay to the other Party an amount which is the lesser of the amount of the payment or benefit received from the insurer or other third party and the payment received from the other Party, having deducted all costs, charges and expenses reasonably incurred by the first Party in obtaining the payment or benefit.

9.9	General
9.9.1	Nothing in this clause shall in any way diminish Parties' obligation to take reasonable measures to mitigate their losses.
9.9.2

If any potential claim arises by reason of a liability that is contingent only, then the Seller shall not be under any obligation to make any payment for that claim until such time as the contingent liability becomes actual.

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9.9.3

The Buyer confirms to the Seller that it is not at the date of this Agreement, and after discussion with its accountants and attorneys, aware of any matter or thing that in its reasonable opinion would or may give rise to any claim.

9.9.4

Nothing contained in this clause or any other terms of this Agreement shall affect any claim or other action by the Buyer in the case of fraud or other dishonesty or any omission or wilful or fraudulent misstatement the Seller or its agents may make or commit.

10.	Miscellaneous
10.1	Variation

Variations to this Agreement will only have effect when agreed in writing and signed by each of the Parties.

10.2	Severability

If any provision of this Agreement (wholly or partly) is or becomes illegal, invalid or unenforceable, the remaining provisions shall remain in full force and effect. If such provision would be legal, valid and enforceable if part of it were deleted or amended, the provision will apply with the required deletion or amendment provided that neither Party suffer any materially adverse effect.

10.3	Waiver

Unless otherwise agreed in writing, no failure, delay, indulgence, act or omission by either Party in exercising any right or remedy will be deemed a waiver of that, or any other, right or remedy.

10.4	Further assurance

Each Party will, at its own cost, do all further acts and execute all further documents necessary to give effect to this Agreement both on and after Closing 1.

10.5	Assignment
10.5.1

Except as provided in clause 7.2.1 and 7.2.3 or as otherwise agreed by the Parties, neither Party may assign or grant an Encumbrance over or deal in any way with any of its rights under this Agreement; provided, however, that Seller shall have the right to freely transfer all of its rights and obligations under this Agreement to any party acquiring substantially all, or a major part, of the business and/or assets of the Seller, as long as the successor assumes all of Seller’s obligations to Buyer/CSIMC; and Buyer shall have the right to freely transfer all of its rights and obligations under this Agreement to any party acquiring substantially all, or a major part, of the business and/or assets of the Buyer, as long as the successor assumes all of Buyer’s obligations to Seller under this Agreement.

10.5.2

A permitted Seller transferee under Clause 10.5.1 shall not be subject to the restrictions on competition in Clause 7.2.7 in respect of any [xxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxx] under development, already developed, or marketed by such transferee at the time of the transfer.

10.6	Entire agreement

This Agreement and documents referred to in it represent the entire agreement between the Parties and supersede all previous agreements and understanding of the Parties relating to acquisition of the System made available in this Agreement whether written or oral. Further, each Party acknowledges that it does not rely on, and shall have no remedy in respect of any statement, representation, assurance or warranty (whether of fact or law made innocently or negligently).

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10.7	No joint venture or agency

The Parties are independent contractors, and nothing in this Agreement is intended to create any joint venture or agency relationship between the Parties. No Party may purport to create or assume any obligation on behalf of the other.

10.8	Succession

This Agreement will bind and benefit each Party’s respective successors and permitted assignees. Any successor and/or assignee shall in its own right be able to enforce any term of this Agreement in accordance with its terms as if it were in all respects a party to this Agreement, but until such time, any such successor or assignee shall have no rights whether as a third party or otherwise.

10.9	Counterparts

This Agreement may be signed in any number of separate counterparts. Each, when executed and delivered by a Party, will be an original. All counterparts will together constitute one instrument.

10.10	Costs

The Parties will each pay their own costs in connection with the negotiation, preparation and implementation of this Agreement and any documents referred to in or incidental to this Agreement.

11.	Notices
11.1	Notices under this Agreement will be in writing and sent to the person and address in clause 11.2. They may be given, and will be deemed received:
11.1.1	by international courier: five Business Days after posting;
11.1.2	by hand: on delivery.
11.1.3	by e-mail: on the next Business Day after sending to the correct address (provided that no notice of failure of delivery is received by the sender).
11.2	Notices will be sent:
11.2.1	to the Seller at:

Anthony Fernando

Chief Operating Officer

TransEnterix, Inc.

635 Davis Drive, Suite 300

Morrisville, NC 27560 USA

[xxxxxxxxxxxxxxxxxxxx]

with copies to:

Joshua Weingard

Chief Legal Officer

TransEnterix, Inc.

635 Davis Drive, Suite 300

Morrisville, NC 27560 USA

[xxxxxxxxxxxxxxxxxxxx]

and

Kathleen Frost

Vice President - Intellectual Property

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TransEnterix, Inc.

635 Davis Drive, Suite 300

Morrisville, NC 27560 USA

[xxxxxxxxxxxxxxxxxxxx]

11.2.2	to the Buyer at:

Wang Yan

Authorized Representative

Great Belief International Limited

B217 Southwest Building, No.9 Bei'er Village,

Shahe, Changping District, Beijing 102206, P.R. China

[xxxxxxxxxxxxxxxxxxxx]

12.	Confidential information
12.1	Neither Party will, without the other’s prior written consent, disclose:
12.1.1

the existence or terms of this Agreement; provided, however, if this Agreement is material to Seller, it is authorized to disclose the Agreement in accordance with U.S. securities laws, including filing this Agreement with its filings with the U.S. Securities and Exchange Commission; and

12.1.2	any information relating to the customers, suppliers, methods, products, plans, finances, trade secrets or otherwise to the business or affairs of the other Party,

together the Confidential Information.

12.2	Neither Party will use the other's Confidential Information except to perform this Agreement or as contemplated by this Agreement.
12.3

Disclosure of Confidential Information may be made to such of a Party's officers, employees, professional advisers and consultants as reasonably necessary to advise on this Agreement and the transaction as a whole on the condition that the disclosing Party is responsible for such third party's compliance with the obligations under this clause. Disclosure may also be made as required by law, the Securities and Exchange Commission, any stock exchange, or any other regulatory body.

12.4	Confidential Information does not include information which is:
12.4.1	publicly available, other than as a result of a breach of this Agreement by a Party; or
12.4.2	lawfully available to a Party from a third party free from any confidentiality restriction; or
12.4.3

required by law, regulation or by order or ruling of a court or administrative body of a competent jurisdiction to be disclosed (but in which case to the absolute minimum necessary) provided that the disclosing Party shall use its  reasonable endeavours to first consult fully with the other Party to establish whether and, if so, how far it is possible to prevent or restrict such enforced disclosure and take all steps as it may reasonably require to achieve prevention or restriction.

12.5

Without the express written consent of Seller, Buyer shall not, and shall ensure that CSIMC does not, make any public announcement or otherwise disclose to any third party the existence of this Agreement or any agreement ancillary to it, or the fact that discussions concerning a potential collaboration are taking place, except as required by law, the Securities and Exchange Commission, any stock exchange, or any other regulatory body. In the event such a disclosure is required, Buyer shall notify Seller no less than 24 hours in advance of the disclosure.

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12.6

Without the express written consent of Buyer, Seller shall not make any public announcement or otherwise disclose to any third party the existence of this Agreement or any agreement ancillary to it, or the fact that discussions concerning a potential collaboration are taking place, except as required by law, the Securities and Exchange Commission, any stock exchange, or any other regulatory body. In the event such a disclosure is required, Buyer shall notify Seller no less than 24 hours in advance of the disclosure.

13.	Governing law and jurisdiction
13.1

This Agreement and any dispute or claim arising out of, or in connection with, it, its subject matter or formation (including non-contractual disputes or claims) shall be governed by, and construed in accordance with, the laws of Hong Kong, excluding the United Nations Convention on the International Sale of Goods.

13.2

Any dispute, difference or claim arising out of, in connection with or relating to this Agreement shall be submitted to and finally resolved by arbitration in Hong Kong under the auspices of the Hong Kong International Arbitration Commission (“HKIAC”), in accordance with the HKIAC Administered Arbitration Rules then in effect, which rules are hereby incorporated by reference into this Agreement. The arbitral tribunal shall consist of three arbitrators. One of the arbitrators shall be a national of the PRC, one a national of the US, and one of a third country. The arbitral proceedings shall be conducted in English.

This document has been executed by the duly authorized representatives of the Parties on the date written at the beginning of it.

Executed by TransEnterix Inc. acting by Anthony Fernando, its COO.	/s/ Anthony Fernando
Executed by Great Belief International Limited acting by Mr. Wang Yan, its authorized representative.	/s/ Wang Yan

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SCHEDULE 1

SYSTEM ASSETS

Part 1

PATENTS

[xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx]
Reference No.	Title	Patent No./App. Serial No./Filing Date
[xxxxxxxx]	MECHANIZED MULTI-INSTRUMENT SURGICAL SYSTEM	US 9,333,040 U.S. Regular 13/759,036 February 4, 2013
[xxxxxxxxxx	xxxxxxxxxxxxxxxxxxxxxxxxxxx xxxxxxxxxxxxxxxxxxxxxxxxxxx	xxxxxxxxxxxxxxxxx xxxxxxxxxxxxxx xxxxxxxxxxxxxx
xxxxxxxxxx	xxxxxxxxxxxxxxxxxxxxxxxxxxx xxxxxxxxxxxxxxxxxxxxx	xxxxxxxxxxxxxxxxx xxxxxxxxxxxxxx xxxxxxxxxxxxxx
xxxxxxxxxx	xxxxxxxxxxxxxxxxxxxxxxxxxxx xxxxxxxxxxxxxxxxxxxxxx	xxxxxxxxxxxxxxxxx xxxxxxxxxxxxxx xxxxxxxxxxxxxx
xxxxxxxxxxx	xxxxxxxxxxxxxxxxxxxxxxxxxxx xxxxxxxxxxxxxxxxxxxxx	xxxxxxxxxxxxxxxxx xxxxxxxxxxxxxx xxxxxxxxxxxxxx]
[xxxxxxxx]	MECHANIZED MULTI-INSTRUMENT SURGICAL SYSTEM	U.S. Patent 9,345,545 U.S. Regular 13/939,227 July 11, 2013
[xxxxxxxxx]	MECHANIZED MULTI-INSTRUMENT SURGICAL SYSTEM	U.S. Patent 9,603,672 U.S. Regular 13/939,229 July 11, 2013
[xxxxxxxx	xxxxxxxxxxxxxxxxxxxxxxxxxxx xxxxxxxxxxxxxxxxx	xxxxxxxxxxxxxxxxx xxxxxxxxxxxxxx
xxxxxxxx	xxxxxxxxxxxxxxxxxxxxxxxxxxx xxxxxxxxxxxxxxxxxxx	xxxxxxxxxxxxxxxxx xxxxxxxxxxxxxx]

Part 2

DMEAST #33644800 v1

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST.  REDACTED MATERIAL IS MARKED WITH “*” AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

SYSTEM SOFTWARE

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	Component	Function	Description
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DMEAST #33644800 v1

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST.  REDACTED MATERIAL IS MARKED WITH “*” AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

PART 3

TRADEMARKS

File Number	Trademark	Country	Status	Number
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070453-00051	SURGIBOT	Republic of Korea	Registered	45-2014-0001534

DMEAST #33644800 v1

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST.  REDACTED MATERIAL IS MARKED WITH “*” AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

PART 4

SYSTEM CAPITAL GOODS

[Asset listing provided to Buyer]

DMEAST #33644800 v1

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST.  REDACTED MATERIAL IS MARKED WITH “*” AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Warranties

PART A – Seller Warranties

1.	The seller
1.1	The Seller is a company duly incorporated and existing under the laws of Delaware, USA.
1.2	The Seller has all requisite corporate power and authority to execute and perform this Agreement and all agreements and documents ancillary to it.
1.3	This Agreement and all agreements and documents ancillary to it constitute valid, legal, binding and enforceable obligations on the Seller.
1.4

To the Seller's knowledge, no order has been made, petition presented or resolution passed for the winding-up of the Seller and no administration order or administration application or notice of appointment of or notice of intention to appoint an administrator has been made or issued in relation to the Seller.

1.5

No receiver or administrative receiver has been appointed over any part of the System or the System Assets, no application has been made to the court for any such appointment, and no power of sale or power to appoint a receiver or administrative receiver under the terms of any charge, mortgage or security over the System Assets has become exercisable.

1.6

Performance by the Seller of the terms of this Agreement and such agreements and documents ancillary to it do not and will not conflict with or result in a breach of any of the provisions of the Seller memorandum or articles of association or any contractual, governmental or public agreement or other obligation made or given by the Seller, or any applicable laws, regulations, acts and other governmental policies especially those of the United States of America.

2.	The System Assets
2.1

The Seller or TransEnterix Surgical, Inc. have good title to all the System Assets and are the legal and beneficial owner of all the System Assets.  No System Asset are subject to any Encumbrance as of the date of transfer to Buyer.

2.2	To the Seller’s best knowledge, it is not aware of other parties’ rights which would be infringed upon by the use of the System Assets by the Buyer and CSIMC subject to this Agreement.
2.3

The System Assets provided to Buyer are inclusive of all the versions of the System Assets (including the historical and latest versions, especially for the System Information, System IPR and System Software) created, possessed and obtained by the Seller.

3.	Intellectual Property Rights
3.1	The Seller and its wholly owned subsidiary, TransEnterix Surgical Inc., are the legal owners of the System IPRs.
3.2	To the Seller's knowledge, none of the System IPRs are subject to any dispute, infringement and/or challenge.
3.3	All System IPRs are freely assignable without requiring any consent.
3.4

To the Seller's knowledge, none of the elements or activities of the System have infringed the Intellectual Property Rights of any person in circumstances which would entitle any person to make a claim against the Seller. The Seller has not received notice of any claim which alleges that the Seller is infringing such person's Intellectual Property Rights in relation to the System.

DMEAST #33644800 v1

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST.  REDACTED MATERIAL IS MARKED WITH “*” AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

3.5	The System IPRs are not subject to any Encumbrance or any other rights exercisable by other parties, and the Seller is not obliged to grant any Encumbrance in respect of the System IPRs.
4.	Information Technology
4.1

If the Seller is the legal and beneficial owner of the System Software, then the Seller is the one and only legal and beneficial owner of such System Software; if the Seller is not the legal and beneficial owner of the System Software, then the Seller has the contractual right to use, the System Software, free from Encumbrances and all other rights exercisable by other parties. The Seller has obtained all necessary rights from third parties to permit the Seller to use the System IT exclusively and without restrictions and is able to transfer the System Software to the Buyer.

4.2	The Seller licenses all software necessary to enable the System to continue in the ordinary course of business and the Seller is able to transfer such software to the Buyer.
4.3	The Seller is not aware of any fact, matter, event or circumstance which may adversely affect the continued use of the System Software by Buyer after Closing 2.
5.	Litigation
5.1

Neither the Seller nor any person for whom the Seller may be vicariously liable in relation to the System or the System Assets is engaged, concerned or involved in (whether as an applicant, respondent or otherwise) any litigation, arbitration or other proceedings relating to the System or the System Assets which are in progress, threatened or pending by or against the Seller or the System or any of the System Assets and there are no facts of circumstances known to the Seller likely to give rise to any such litigation, arbitration or other proceedings.

PART A – Buyer Warranties

1.1	The Buyer is a company duly incorporated and existing under the laws of British Virgin Islands, and CSIMC is a company duly incorporated and existing under the laws of the People's Republic of China.
1.2	The Buyer and CSIMC have all requisite corporate power and authority to enter into and perform this Agreement and all agreements and documents ancillary to it.
1.3	This Agreement and all agreements and documents ancillary to it constitute valid, legal, binding and enforceable obligations on the Seller or CSIMC.
1.4

To the knowledge of the Buyer, no order has been made, petition presented or resolution passed for the winding-up of the Buyer or CSIMC and no administration order or administration application or notice of appointment of or notice of intention to appoint an administrator has been made or issued in relation to the Buyer or CSIMC.

1.5

No receiver or administrative receiver has been appointed over any part of the business or assets of Buyer or CSIMC, no application has been made to the court for any such appointment, and no power of sale or power to appoint a receiver or administrative receiver under the terms of any charge, mortgage or security over the System Assets has become exercisable.

1.6

Performance by the Buyer and CSIMC of the terms of this Agreement and such agreements and documents ancillary to it do not and will not conflict with or result in a breach of any of the provisions of the Buyer and CSIMC memorandum or articles of association or any contractual, governmental or public agreement or other obligation made or given by the Buyer or CSIMC.

DMEAST #33644800 v1

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST.  REDACTED MATERIAL IS MARKED WITH “*” AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Schedule 2

DESIGNATED ACCOUNT

Name of Bank: [xxxxxxxxxxxxxxxxx]

Bank Address:[ xxxxxxxxxxxxxxxxx

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ABA Number:[ xxxxxxxxxxxxxxxxx]

Beneficiary Account Number: [xxxxxxxxxxxxx]

Beneficiary Name: [xxxxxxxxxxxxxxxxxxxxxxxx]

Beneficiary Address:[xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx]

DMEAST #33644800 v1